Exhibit 10.9

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 27, 2018, by and among Clearwater Analytics, LLC (the “Borrower”), Carbon Analytics Acquisition LLC (“Holdings”), Ares Capital Corporation, as Administrative Agent, Lender and Issuing Lender and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Administrative Agent and the other Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of September 1, 2016 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Credit Parties hereby notify the Administrative Agent that they are requesting to enter into a Permitted Repricing Amendment pursuant to Section 11.1 of the Credit Agreement and have requested that the Administrative Agent and Lenders amend certain provisions of the Credit Agreement in connection therewith, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so (which Lenders constitute 100% of the Lenders), on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.    Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

a)    The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows, effective as of March 29, 2018:

“Applicable Margin”: for any day with respect to (a) Tranche B Term Loans and Revolving Credit Loans, the applicable rate per annum set forth below under the caption “LIBOR Rate Margin” or “Index Rate Rate” as the case may be, based upon the Consolidated Total Net Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have theretofore been most recently delivered pursuant to subsection 7.1(a) or 7.1(b), (b) with respect to Incremental Term Loans that are not Tranche B Term Loans, the margin to be added to the Index Rate or LIBOR Rate, as the case may be, as agreed upon by Borrower and the Lender or Lenders providing the Incremental Term Commitment relating thereto as provided in subsection 2.2, (c) with respect to Extended Term Loans, such percentage as shall be agreed to by Borrower and the applicable Extending Term Lenders as shown in the applicable Loan Modification Offer and (d) with respect to any Extended Revolving Credit Commitment, such percentage as shall be agreed to by Borrower and the applicable Revolving Credit Lenders pursuant to the applicable Revolving Extension Notice; provided that, for purposes of clause (a) above, until the date of the delivery of the consolidated financial statements pursuant to subsection 7.1(b) as of and for the fiscal quarter ended June 30, 2018, the Applicable Margin shall be based on the rates per annum set forth in Level II.

Level	Total Net Leverage Ratio Calculation	LIBOR Rate Margin	Index Rate Margin
I	If the Consolidated Total Net Leverage Ratio is greater than 6.00:1.00	5.50%	4.50%
II	If the Consolidated Total Net Leverage Ratio is less than or equal to 6.00:1.00	5.00%	4.00%

The Applicable Margin shall be re-determined quarterly on a prospective basis on the first day following the date of delivery to Administrative Agent of the certified calculation of the Consolidated Total Net Leverage Ratio pursuant to the applicable Compliance Certificate delivered pursuant to subsection 7.2(a); provided, that if the Borrower fails to provide such certification within 30 days from the date such certification is due pursuant to subsection 7.2(a) the Applicable Margin shall be set at the margins set forth in Level I, to be effective until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Applicable Margin shall be set at the margin based upon the calculations disclosed by such certification).

b)    The definition of “LIBOR Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“LIBOR Rate”: the greater of (a) 1.00% per annum, and (b) the rate per annum appearing on Bloomberg L.P.’s service (the “Service”) (or on any successor to or substitute for such Service) for ICE LIBOR USD interest rates two (2) Business Days prior to the commencement of the requested LIBOR Period, for a term and in an amount comparable to the LIBOR Period and the amount of the LIBOR Loan requested (whether as an initial LIBOR Loan or as a continuation of a LIBOR Loan or as a conversion of an Index Rate Loan to a LIBOR Loan) by Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error. If the Service shall no longer report ICE LIBOR USD interest rates, or such interest rates cease to exist, the Administrative Agent shall be permitted to select an alternate service that quotes, or alternate interest rates that reasonably approximate, the rates of interest per annum at which deposits of Dollars in immediately available funds are offered by major financial institutions reasonably satisfactory to Agent in the London interbank market (and relating to the relevant LIBOR Period for the applicable principal amount on any applicable date of determination; provided that, if the Borrower and the Administrative Agent reasonably determine in good faith that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition and the inability to ascertain such rate is unlikely to be temporary, the “LIBOR Rate” shall be an alternate rate of interest established by the Administrative Agent

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and the Borrower that is generally accepted as the then prevailing market convention for determining a rate of interest (including the making of appropriate adjustments to such alternate rate and this Agreement (x) to preserve pricing in effect at the time of selection of such alternate rate and (y) other changes necessary to reflect the available interest periods for such alternate rate) for syndicated leveraged loans of this type in the United States at such time (any such rate, the “Successor Benchmark Rate”), and the Administrative Agent and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable and, notwithstanding anything to the contrary in Section 11.1, such amendment shall become effective without any further action or consent of any other party to this Agreement; provided, further, that if a Successor Benchmark Rate has not been established pursuant to the immediately preceding proviso after the Borrower and the Administrative Agent have reached such a determination, at the option of the Borrower, the Borrower and the Required Lenders may select a different Successor Benchmark Rate and, upon not less than 15 Business Days’ prior written notice to the Administrative Agent, the Administrative Agent, the Required Lenders and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable and, notwithstanding anything to the contrary in Section 11.1, such amendment shall become effective without any further action or consent of any other party to this Agreement.

c)    Subsection 4.7(d) of the Credit Agreement is hereby amended by replacing the reference in such subsection to “$7,500,000 with “15,000,000”.

2.    Conditions. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

a)    the Administrative Agent shall have received (i) this Amendment executed and delivered by the Borrower, the other Loan Parties and the Administrative Agent and (ii) a Lender Addendum, executed and delivered by each of the Continuing Tranche B Lenders; and

b)    the Administrative Agent shall have received from the Borrower payment in immediately available funds of (i) all accrued costs, fees and expenses (in the case of legal fees and expenses, limited to the reasonable fees, expenses and other charges of one outside counsel) reimbursable pursuant to the terms of the Credit Agreement to the extent invoiced at least three (3) Business Days prior to the Effective Date and (ii) a non-refundable amendment fee, for the ratable account of each Lender party hereto, in an amount equal to 1.25% of the aggregate principal amount of their respective Tranche B Term Loans and Revolving Credit Commitments, as applicable, outstanding immediately after giving effect to this Amendment.

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3.    Representations and Warranties. Each of the Borrower, Holdings and the other Loan Parties hereto hereby represents and warrants to the Administrative Agent that:

a)    on and as of the Effective Date, (i) it has all requisite corporate or limited liability company, as applicable, power and authority to enter into and perform its obligations under this Amendment and the Credit Agreement as amended hereby, and (ii) this Amendment has been duly authorized, executed and delivered by it;

b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

c)    each of the representations and warranties made by any Loan Party set forth in Section 5 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case, it was true and correct (after giving effect to any such qualifier) in all respects) on and as of such earlier date); and

d)    on and as of the Effective Date, no Default or Event of Default has occurred and is continuing.

4.    No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Credit Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Credit Documents. Except as amended or consented to hereby, the Credit Agreement and other Credit Documents remain unmodified and in full force and effect. This Amendment shall constitute a “Credit Document” for all purposes under the Credit Agreement and the other Credit Documents. All references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a signed counterpart by facsimile or Adobe “pdf” file shall be effective as delivery of a manually executed counterpart.

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6.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

8.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

CLEARWATER ANALYTICS, LLC, as Borrower

By:	/s/ Jake McGrady
Name:	Jake McGrady
Title:	General Counsel

CARBON ANALYTICS ACQUISITION LLC, as Holdings

By:	/s/ Jake McGrady
Name:	Jake McGrady
Title:	General Counsel

[Signature Page to Second Amendment to Credit Agreement]

ARES CAPITAL CORPORATION, as Administrative Agent, Lender and Issuing Lender

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Chief Accounting Officer

AO MIDDLE MARKET CREDIT L.P., as a Lender

By: its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ K. Patel
Name:	K. Patel
Title:	Director

By:	/s/ Jeremy Ehrlich
Name:	Jeremy Ehrlich
Title:	Director

AC AMERICAN FIXED INCOME IV, L.P., as a Lender

By: Ares Capital Management LLC, as manager

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Chief Accounting Officer

[Signature Page to Second Amendment to Credit Agreement]

AO MIDDLE MARKET CREDIT L.P., as a Lender by its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ K. Patel
Name:	K. Patel
Title:	Director

By:	/s/ Jeremy Ehrlich
Name:	Jeremy Ehrlich
Title:	Director

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD ., as a Lender
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XII, LTD., as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

FEDERAL INSURANCE COMPANY, as a Lender
By: Ivy Hill Asset Management, L.P., as Investment manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

PRIVATE DEBT STRATEGIES FUND III, L.P., as a Lender
By: Ivy Hill Asset Management, L.P., as Manager

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

Golub Capital Partners CLO 16(M)-R, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 17(M)-R, Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 24(M)-R, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 25(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 28(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

Golub Capital Partners CLO 30(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 33(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 34(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 36(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

Golub Capital BDC 2010-1 LLC, as a Lender
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital BDC CLO 2014 LLC, as a Lender
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Investment Corporation CLO 2016(M) LLC, as a Lender
By: GC Advisors LLC, as Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital PEARLS Direct Lending Program, L.P. , as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

Golub Capital BDC Holdings LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GC Finance Operations LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Finance Funding LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCIC Funding LLC, as a Lender
By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]

GCIC Holdings LLC, as a Lender
By: Golub Capital Investment Corporation, its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCP Finance 3 Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCP Finance 6 Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Second Amendment to Credit Agreement]